UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 20, 1997


                            CORONADO INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



         New York                     33-33042-NY                22 3161629
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
    of incorporation)                                     Identification Number)



  16929 E. Enterprise Drive, Suite 202
          Fountain Hills, AZ                                      85268
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)



                                 (602) 837-6810
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4. Changes In Registrant's Certifying Accountant

On May 8, 1997, the Registrant engaged Semple & Cooper, L.L.P., as its principal accountant to audit the Registrant's financial statement, commencing with the year-ended December 31, 1996. Prior to its engagement of Semple & Cooper L.L.P., the Registrant had not contacted Semple & Cooper L.L.P. with respect to any accounting matter or the subject of any disagreement with a previous accounting firm.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CORONADO INDUSTRIES INC.

Dated: May 20, 1997                   By /s/ Gary Smith
                                        --------------------------------
                                        Gary Smith
                                        President/Treasurer and Director